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                                                                    Exhibit 99.1


                   Certification of Periodic Financial Reports

The undersigned hereby certify that the Quarterly Report on Form 10-Q of Dover Motorsports, Inc. for the quarterly period ended June 30, 2002, as filed on August 7, 2002 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Dover Motorsports, Inc.


DATED: August 7, 2002                 /s/ Denis McGlynn
                                      ------------------------------------------
                                          Denis McGlynn
                                          President and Chief Executive Officer
                                          and Director

DATED: August 7, 2002                 /s/ Patrick J. Bagley
                                      ------------------------------------------
                                          Patrick J. Bagley
                                          Vice President-Finance and
                                          Chief Financial Officer